                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, Allen J. Krowe, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1996, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 20th day of February 1997.



                                     /s/Allen J. Krowe
                           -------------------------------------

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, Steven C. Mason, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1996, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 20th day of February 1997.



                                     /s/Steven C. Mason
                           ------------------------------------

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, Harold A. McInnes, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1996, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 20th day of February 1997.



                                     /s/Harold A. McInnes
                           ---------------------------------------

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, Robert Mehrabian, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1996, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 20th day of February 1997.



                                     /s/Robert Mehrabian
                           -------------------------------------

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, Vincent A. Sarni, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1996, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 20th day of February 1997.



                                     /s/Vincent A. Sarni
                           ---------------------------------------

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, David G. Vice, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1996, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 20th day of February 1997.



                                     /s/ David G. Vice
                           ------------------------------------

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



     I, David R. Whitwam, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1996, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 20th day of February 1997.



                                     /s/ David R. Whitwam
                           -----------------------------------

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



          I, Erroll B. Davis, Jr., a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1996, to be filed with the Securities and Exchange Commission, Washington, DC.

          WITNESS my hand this 20th day of February 1997.



                                     /s/ Erroll B. Davis, Jr.
                           ---------------------------------------

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



          I, Thomas J. Usher, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1996, to be filed with the Securities and Exchange Commission, Washington, DC.

          WITNESS my hand this 20th day of February 1997.



                                     /s / Thomas J. Usher
                           ----------------------------------------

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



          I, Michele J. Hooper, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1996, to be filed with the Securities and Exchange Commission, Washington, DC.

          WITNESS my hand this 20th day of February 1997.



                                     /s/Michele J. Hooper
                           ------------------------------------

                                                                      Exhibit 24



                             PPG INDUSTRIES, INC.


                               POWER OF ATTORNEY
                               -----------------
                                    (10-K)



          I, Raymond W. LeBoeuf, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, W. H. Hernandez and H. K. Linge, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1996, to be filed with the Securities and Exchange Commission, Washington, DC.

          WITNESS my hand this 20th day of February 1997.



                                     /s/Raymond W. LeBoeuf
                           -----------------------------------